Dreyfus

Strategic Governments

Income, Inc.

SEMIANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Financial Futures

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Strategic Governments Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Governments Income, Inc., covering the six-month period from December 1, 1999 through May 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most but not all sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board to forestall a potential reemergence of inflationary pressures. The Federal Reserve Board raised short-term interest rates three times during the reporting period. Short-term interest rates were raised by a total of 1.75 percentage points since June 1999.

While higher interest rates generally led to an erosion of most bond prices, U.S. Treasury securities represented a notable exception. These direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Strategic Governments Income, Inc

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Strategic Governments Income, Inc. perform relative to its benchmark?

For the six-month reporting period ended May 31, 2000, Dreyfus Strategic Governments Income, Inc. achieved a 1.69% total return.(1) In contrast, the Salomon Smith Barney World Government Bond Index (currency hedged), produced a total return of 3.63% for the same period.(2)

We attribute the fund' s performance to our security selection strategy in a difficult investment environment. Most bond prices continued to erode as the Federal Reserve Board (the "Fed") continued to tighten monetary policy in an attempt to relieve inflationary pressures. However, the market for U.S. Government agency securities was subject to its own political and economic influences, which benefited the fund's holdings of direct obligations of the U.S. Government.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest primarily in securities issued or guaranteed by the U.S. Government or its agencies, as well as in securities issued by foreign governments and any of their political sub-divisions or agencies. The fund will invest a minimum of 65% of its total assets in the securities of U.S. and foreign governments. The fund may also invest up to 35% of its total assets in other debt securities, including those issued by non-governmental issuers in the United States.

When choosing securities, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and
short-term   interest   rates.   Using   a   research-driven   invest  The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, can perform well
over    time.

What other factors influenced the fund's performance?

The fund was adversely influenced by higher interest rates over the past six months. When the reporting period began on December 1, 1999, investors had become concerned over strong economic growth and high levels of consumer spending. In addition, there were concerns that historically low levels of unemployment could rekindle long-dormant inflationary pressures, especially with rising wages in a tight job market. In an attempt to ease these pressures, the Fed raised short-term interest rates three times during the reporting period, causing most bond prices to fall, including those of many of the fund's holdings. When added to the three interest-rate hikes implemented before the reporting period began, the Fed has raised interest rates a total of 1.75 percentage points since June 1999.

The fund' s performance was positively affected by certain global developments. Emerging market securities came under pressure as concerns that the Fed would slow global growth mounted. The fund normally holds 10-15% of its assets in select emerging markets. However, we had reduced exposure down to 5%. Because the fund had decreased its exposure to emerging market securities, this development benefited the fund's performance.

 What is the fund's current strategy?

During most of the six-month reporting period, we currently have continued to maintain the fund' s average duration -- a measure of sensitivity to changing interest rates -- at a level that is consistent with the Salomon Smith Barney World Government Bond Index (currency hedged) . This "neutral" duration
management    strategy    is    designed    to

manage the level of interest-rate risk within the portfolio, while enabling us to seek what we believe are good investment opportunities through our sector allocation strategy.

From a sector allocation standpoint, we have increased our holdings of U.S. Government agency securities -- such as those issued by Government National Mortgage Association (" Ginnie Mae"). At the same time, we have maintained our holdings of Federal Home Loan Corporation ("Freddie Mac") and Federal National Home Mortgage Association ("Fannie Mae") securities. As of May 31, 2000, we have invested approximately 4% of the fund's assets in inflation protected securities such as U.S. Treasury Inflation Protection Securities ("TIPS") which we believe can provide attractive investment opportunities if the economy remains strong and interest rates continue to rise.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED, FIXED-INCOME INDEX AND A MARKET CAPITALIZATION BENCHMARK THAT TRACKS THE PERFORMANCE AND COVERS DEBT ISSUES OF 14 GOVERNMENT BOND MARKETS.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal

BONDS AND NOTES--94.2%                                                                       Amount (a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING AND FINANCE--4.4%

Bangko Sentral Philipinas,

   Bonds, 8.6%, 2027                                                                          2,500,000                1,656,250

Credit Local de France,

   Bonds, 9.625%, 2000                                                        CAD             1,000,000                  672,993

DLJ,

   Medium-Term Notes, .4%, 2000                                                               2,500,000  (b)           2,536,868

Mannesmann Finance,

   Bonds, 4.75%, 2009                                                         EUR             1,500,000                1,243,884

                                                                                                                       6,109,995

FOREIGN/GOVERNMENTAL--39.5%

Belgium Kingdom Bonds,

   9%, 2003                                                                   EUR             2,478,935                2,545,585

Bulgaria Government,

   Ser. A, Bonds, 7.063%, 2024                                                                1,500,000  (c)           1,132,500

Canada Government Bonds:

   9.75%, 2000                                                                CAD             2,000,000                1,365,314

   8.75%, 2005                                                                CAD             2,000,000                1,494,645

Federative Republic of Brazil:

   Bonds, 8%, 2014                                                                            2,426,420                1,713,659

   Bonds, 12.25%, 2030                                                                        2,750,000                2,433,750

France O.A.T., Deb.:

   8.5%, 2003                                                                 EUR               781,837                  798,428

   8.5%, 2008                                                                 EUR             1,800,000                2,052,029

   8.5%, 2023                                                                 EUR             1,143,368                1,459,965

Government of New Zealand Bonds,

   Ser. 1106, 8%, 2006                                                        NZD             1,500,000                  722,403

Hellenic Republic of Greece:

   Bonds, 8.6%, 2008                                                          GRD           400,000,000                1,278,708

   Bonds, 6.3%, 2009                                                          GRD           310,000,000                  872,620

Kingdom of Denmark Bonds:

   4%, 2002                                                                   DKK             7,000,000                  853,272

   7%, 2007                                                                   DKK             9,000,000                1,214,282

Republic of Argentina:

   Notes, 14.10%, 2002                                                                        4,000,000  (c)           3,890,000

   Ser. B, Discount Notes, 0%, 2001                                                           3,000,000                2,775,000

Republic of Austria,

   Deb., 6.25%, 2003                                                          JPY           720,000,000                7,920,782

Republic of Italy Bonds,

   5.125%, 2003                                                               JPY           270,000,000                2,857,399


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Spain Government:

   Deb., 10%, 2005                                                            EUR            3,504,554                 3,899,418

   Deb., 10.15%, 2006                                                         EUR            3,000,000                 3,445,263

   Deb., 8.2%, 2009                                                           EUR             2,500,000                2,779,343

Sweden Government,

   Ser. 1035, Deb., 6%, 2005                                                  SEK             6,000,000                  689,954

United Kingdom Gilt Edged Securities:

   9.5%, 2005                                                                 GBP               600,000                1,038,417

   9%, 2011                                                                   GBP               250,000                  493,613

United Mexican States,

   Notes, 9.875%, 2010                                                                        5,000,000                4,975,000

                                                                                                                      54,701,349

FOREIGN/SUPRANATIONAL--5.7%

European Investment Bank:

   Notes, 12.2%, 2003                                                         ITL         7,000,000,000                3,940,349

   Notes, 3%, 2006                                                            JPY           160,000,000                1,645,966

International Bank for Reconstruction and Development,

   Notes, 5.25%, 2002                                                         JPY           230,000,000                2,329,626

                                                                                                                       7,915,941

U.S. GOVERNMENTS--22.2%

U.S. Treasury Bonds:

   10%, 5/15/2010                                                                             2,500,000                2,832,675

   10.375%, 11/15/2009                                                                        6,000,000                6,807,120

U.S. Treasury Inflation Protection Securities:

   3.625%, 7/15/2002                                                                          2,000,000  (d)           2,119,319

   3.875%, 4/15/2029                                                                          3,500,000  (d)           3,579,620

U.S. Treasury Notes,

   7%, 7/15/2006                                                                             15,000,000               15,311,550

                                                                                                                      30,650,284

U.S. GOVERNMENT AGENCIES--8.2%

Federal Farm Credit, Real Yield Securities,

   2.775%, 2/14/2002                                                                          1,000,000  (c,e)           977,300

Federal National Mortgage Association,

   Notes, 7.25%, 1/15/2010                                                                    8,000,000                7,878,176

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,655,650  (d)           2,438,763

                                                                                                                      11,294,239

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--13.7%

Federal Home Loan Mortgage Corp.:

  Gtd. REMIC Pass-Through Ctfs.,

      Ser. 51, Cl. E, 10%, 7/15/2020                                                          3,553,000                3,708,231

   REMIC Trust, Pass-Through Ctfs.

      (Collateralized by FHLMC Pass-Through Ctfs.),

      Ser. 2153, Cl. Pl, 6.5%, 3/15/2016

      (Interest Only Obligation)                                                              7,000,000  (f)           1,452,193

Federal National Mortgage Association:

   8%, 12/1/2025                                                                                672,330                  670,857

   Gtd. REMIC Pass-Through Ctfs.,

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                    1,778,715                1,852,301

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By Small Business Administration):

      Ser. 1994-20K, 8.65%, 11/1/2014                                                         3,534,537                3,642,702

      Ser. 1994-20L, 8.4%, 12/1/2014                                                          6,123,529                6,252,267

      Ser. 1997-20J, 6.55%, 10/1/2017                                                         1,483,393                1,390,267

                                                                                                                      18,968,818

YANKEE--.5%

Pemex Finance,

   Ser. 2000-1, Cl. A2, 7.8%, 2013                                                              750,000  (b)             730,500

TOTAL BONDS AND NOTES

   (cost $139,759,080)                                                                                               130,371,126


                                                                                              Principal

SHORT-TERM INVESTMENTS--3.6%                                                                 Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--3.3%

Federal Home Loan Banks,

   Discount Notes, 6.27%, 6/1/2000                                                            4,470,000                4,470,000

U.S. TREASURY BILLS--.3%

   5.65%, 7/20/2000                                                                             220,000  (g)             218,489

   5.64%, 7/27/2000                                                                             205,000  (g)             203,370

   5.51%, 8/17/2000                                                                              35,000  (g)              34,594

                                                                                                                         456,453

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,926,111)                                                                                                   4,926,453
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $144,685,191)                                                             97.8%              135,297,579

CASH AND RECEIVABLES (NET)                                                                         2.2%                3,024,952

NET ASSETS                                                                                       100.0%              138,322,531

(A)  PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

   CAD--CANADIAN DOLLARS

   DKK--DANISH KRONE

   EUR--EUROS

   GBP--BRITISH POUNDS

   GRD--GREEK DRACHMAS

   ITL--ITALIAN LIRE

   JPY--JAPANESE YEN

   NZD--NEW ZEALAND DOLLARS

   SEK--SWEDISH KRONA

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2000, THESE
SECURITIES AMOUNTED TO $3,267,368 OR 2.4% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

(E)  WITH VALUE RECOVERY RIGHTS ATTACHED.

(F)  NOTIONAL FACE AMOUNT SHOWN.

(G)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

May 31, 2000 (Unaudited)

                                                                                                                       Unrealized

                                                                   Market Value                                      Appreciation

                                                                     Covered by                                    (Depreciation)

                                            Contracts             Contracts ($)             Expiration             at 5/31/00 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                        148                14,443,875         September 2000                   33,531

U.S. Treasury 10 year Notes                       185                17,904,531         September 2000                   81,766

U.S. Treasury 30 year Bonds                        13                 1,243,125         September 2000                   (2,031)

Euro Bond                                          49                 4,886,994         September 2000                  118,461

United Kingdom 15 year Gilt                        15                 2,520,793         September 2000                   50,574

                                                                                                                        282,301

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           144,685,191   135,297,579

Cash                                                                  4,622,062

Interest receivable                                                   2,811,637

Receivable for futures variation margin--Note 3(a)                      315,011

Prepaid expenses and other assets                                        26,322

                                                                    143,072,611
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            86,214

Payable for investment securities purchased                           3,901,252

Net unrealized (depreciation) on forward currency
   exchange contracts--Note 3(a)                                        658,225

Accrued expenses                                                        104,389

                                                                      4,750,080
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      138,322,531
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     160,194,917

Accumulated distributions in excess of investment income--net       (3,160,389)

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                (8,926,821)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions
   (including $282,301 net unrealized
        appreciation on financial futures)                           (9,785,176)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      138,322,531
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      14,640,617
--------------------------------------------------------------------------------

NET ASSET VALUE, per share ($)                                             9.45

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME (net of $6,283 foreign taxes witheld at source)      5,097,991

EXPENSES:

Management fee--Note 2(a)                                              490,849

Directors' fees and expenses--Note 2(b)                                 30,906

Professional fees                                                       17,495

Shareholders' reports                                                   16,383

Custodian fees                                                          15,983

Registration fees                                                        6,065

Miscellaneous                                                            6,924

TOTAL EXPENSES                                                         584,605

INVESTMENT INCOME--NET                                               4,513,386
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign
  currency transactions (including options written)                (1,503,304)

Net realized gain (loss) on financial futures                        (855,585)

Net realized gain (loss) on forward currency exchange contracts      3,952,490

NET REALIZED GAIN (LOSS)                                             1,593,601

Net unrealized appreciation (depreciation) on investments,
  options written and foreign currency transactions (including
  $447,273 net unrealized appreciation on financial futures)       (4,777,328)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,183,727)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,329,659

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                             May 31, 2000           Year Ended

                                              (Unaudited)    November 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,513,386           10,181,059

Net realized gain (loss) on investments         1,593,601          (2,435,580)

Net unrealized appreciation (depreciation)
   on investments                             (4,777,328)          (3,685,483)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,329,659            4,059,996
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (5,490,232)         (10,010,460)

Tax return of capital                                  --            (970,003)

TOTAL DIVIDENDS                               (5,490,232)         (10,980,463)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,160,573)          (6,920,467)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           142,483,104          149,403,571

END OF PERIOD                                 138,322,531          142,483,104

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                          Six Months Ended

                                              May 31, 2000                              Year Ended November 30,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.73         10.20        10.81         10.76          10.66          9.85

Investment Operations:

Investment income--net                                 .31(a)       .70(a)        .70(a)        .69(a)        .72(a)         .71

Net realized and unrealized gain
    (loss) on investments                             (.21)         (.42)         (.12)         .18           .13            .82

Total from Investment Operations                       .10           .28           .58          .87           .85           1.53

Distributions:

Dividends from investment
   income--net                                       (.38)         (.69)        (1.14)          (.67)         (.74)         (.71)

Dividends in excess of investment
   income--net                                          --          --           (.05)          (.15)         (.01)         (.01)

Tax return of capital                                   --         (.06)           --             --           --            --

Total Distributions                                  (.38)         (.75)        (1.19)          (.82)         (.75)         (.72)

Net asset value, end of period                        9.45         9.73         10.20          10.81         10.76         10.66
------------------------------------------------------------------------------------------------------------------------------------

Market value, end of period                           77/8         81/4         93/16          99/16          93/8          91/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                  .10(c)       (2.21)         8.75          11.32         11.37          8.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .83(c)         .95           .90            .92           .90           .94

Ratio of net investment income
   to average net assets                            6.42(c)        6.97          6.65           6.48          6.91          7.56

Portfolio Turnover Rate                           213.33(d)      480.07        559.75         337.41        328.37         91.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     138,323      142,483       149,404        158,328       157,527       156,083

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) CALCULATED BASED ON MARKET VALUE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Governments Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Investment Adviser") serves as the fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Sinopia Asset Management serves as the fund's sub-investment adviser.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon,maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such
securities     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $20,308 during the period ended May 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly.
Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply
with    the    distribution

requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

On May 31, 2000, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on June 28, 2000 to shareholders of record as of the close of business on June 14, 2000.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $10,333,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting
principles.    If    not     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004, $811,000 expires in fiscal 2006 and $4,289,000 expires in fiscal 2007.

NOTE 2--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Investment Adviser, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the fund's average weekly net sub-advised assets and is payable monthly by the Investment Adviser.

The fund compensates Mellon, an affiliate of the Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $4,634 pursuant to the transfer agency agreement.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended May 31, 2000, amounted to $287,069,106 and $285,120,162, respectively.

The following summarizes open forward currency exchange contracts at May 31, 2000:

                                                  Foreign                                                             Unrealized

Forward Currency                                 Currency                                                           Appreciation

Exchange Contracts                                Amounts            Proceeds ($)           Value ($)         (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

British Pounds,
   expiring 8/24/2000                           1,050,000               1,569,120          1,576,020                  (6,900)

Canadian Dollars,
   expiring 8/24/2000                           5,630,000               3,765,634          3,771,922                  (6,288)

Danish Krone,
   expiring 8/24/2000                          17,090,000               2,082,039          2,154,687                 (72,648)

Euro,
   expiring 8/24/2000                          18,000,000              16,360,200         16,961,222                (601,022)

Greek Drachmas,
   expiring 7/24/2000                         790,000,000               2,115,127          2,192,131                 (77,004)

New Zealand Dollars,
   expiring 8/24/2000                           1,600,000                 735,200            733,529                   1,671

Japanese Yen,
   expiring 8/24/2000                       1,660,000,000              15,780,968         15,657,053                 123,915

Swedish Krona,
   expiring 8/24/2000                           6,350,000                 694,315            714,264                 (19,949)

TOTAL                                                                                                               (658,225)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The following summarizes the fund' s call/put options written for the period ended May 31, 2000:

                                                                                                     Options Terminated
                                                                                           -----------------------------------------

                                                  Number of                  Premiums                               Net Realized

                                                  Contracts              Received ($)               Cost ($)          (Loss) ($)
------------------------------------------------------------------------------------------------------------------------------------

OPTIONS WRITTEN:

Contracts outstanding
November 30, 1999                                       170                  207,188

Contracts written                                       150                  123,047

Contracts terminated:

    Closed                                              150                  123,047                 208,594           (85,547)

    Expired                                             170                  207,187                 207,187               --

Contracts outstanding
    May 31, 2000                                        --                     --

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments.
Investments    in    financial    futures    require    the

fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 2000 are set forth in the Statement of Financial Futures.

(b) At May 31, 2000, accumulated net unrealized depreciation on investments, financial futures, and forward currency exchange contracts was $9,763,536, consisting of $1,074,157 gross unrealized appreciation and $10,837,693 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Subsequent Event:

On June 22, 2000, the Board of Directors of the fund approved a proposal to merge the fund into Dreyfus A Bonds Plus, Inc., an open-end investment company ("merger proposal"). On June 27, 2000, the Board of Directors of Dreyfus A Bonds Plus, Inc. approved the merger proposal. The merger proposal must be approved by the stockholders of the fund.

The merger proposal provides that the fund exchange all of its assets at net asset value, subject to liabilities, for shares of Dreyfus A Bonds Plus, Inc.
Those shares would then be distributed pro rata to stockholders of the fund so that each stockholder receives a number of Dreyfus A Bonds Plus, Inc. shares equal to the aggregate net asset value of the stockholder's fund shares. The fund then would be delisted from the New York Stock Exchange and subsequently dissolved. A prospectus/proxy describing the merger proposal and Dreyfus A Bonds Plus, Inc. will be sent to fund stockholders, and the merger The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

proposal voted on at a special meeting of stockholders. The affirmative vote of the holders of a majority of the outstanding stock of the fund is required to approve the merger proposal.

If stockholders do not approve the merger proposal, the fund anticipates holding its annual stockholder meeting promptly after the special meeting. The fund is required to present stockholders at its annual stockholder meeting with a proposal to convert the fund to an open-end investment company because its market price per share traded at an average discount of more than 10% to net asset value per share for the last 12 calendar weeks of 1999.


NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Governments Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
David W. Burke
Diane Dunst
Rosalind Gersten Jacobs
Jay I. Meltzer
Daniel Rose
Warren B. Rudman
Sander Vanocur

OFFICERS

President
    Stephen E. Canter

Executive Vice President
    Gerald E. Thunelius

Vice President
    Mark N. Jacobs

Vice President and Treasurer
    Joseph Connelly

Secretary
    John B. Hammalian

Assistant Secretary
    Steven F. Newman

Assistant Secretary
    Michael A. Rosenberg

Assistant Treasurer
    William McDowell

PORTFOLIO MANAGERS

    Gerald Thunelius
    Jean Charles Bertrand
    Michel-Andre Levy
    Benedicte Maillant
    Thierry Mirabe
    Pierre Sequier
    Jacques Sikarov

INVESTMENT ADVISER

The Dreyfus Corporation

SUB-INVESTMENT ADVISER

Sinopia Asset Management

CUSTODIAN

The Bank of New York

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

NYSE Symbol: DSI

INITIAL SEC EFFECTIVE DATE

June 23, 1988

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "WORLD INCOME FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS WORLD INCOME FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END FUNDS WORLD INCOME FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Governments Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Sinopia Asset Management
                        66 Rue de la Chaussee d'Antin
                        Paris, France 75009

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent,
                      Dividend Disbursing Agent
                      & Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                   429SA005